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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Century South Banks, Inc., a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

         This Power of Attorney has been signed by the following persons in the capacities indicated on December 19, 2000.


       /s/ John A. Allison                      /s/ Scott E. Reed
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Name:  John A. Allison, IV               Name:  Scott E. Reed
Title: Chairman of the Board and         Title: Senior Executive Vice President
       Chief Executive Officer                  and Chief Financial Officer
       (principal executive officer)            (principal financial officer)

       /s/ Sherry A. Kellett                    /s/ Paul B. Barringer
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Name:  Sherry A. Kellett                 Name:  Paul B. Barringer
Title: Executive Vice President          Title: Director
       and Controller
       (principal accounting officer)

                                                /s/ Alfred E. Cleveland
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Name:  Nelle Ratrie Chilton              Name:  Alfred E. Cleveland
Title: Director                          Title: Director

       /s/ W. R. Cuthbertson, Jr.               /s/ Ronald E. Deal
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Name:  W. R. Cuthbertson, Jr.            Name:  Ronald E. Deal
Title: Director                          Title: Director

       /s/ A. J. Dooley, Sr.                    /s/ Tom D. Efird
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Name:  A. J. Dooley, Sr.                 Name:  Tom D. Efird
Title: Director                          Title: Director

       /s/ Paul S. Goldsmith                    /s/ L. Vincent Hackley
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Name:  Paul S. Goldsmith                 Name:  L. Vincent Hackley
Title: Director                          Title: Director

       /s/ Jane P. Helm                         /s/ Richard Janeway, M.D.
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Name:  Jane P. Helm                      Name:  Richard Janeway, M.D.
Title: Director                          Title: Director


       /s/ J. Ernest Lathem, M.D.               /s/ James H. Maynard
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Name:  J. Ernest Lathem, M.D.            Name   James H. Maynard
Title: Director                          Title: Director

       /s/ Joseph A. McAleer, Jr.               /s/ Albert O. McCauley
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Name:  Joseph A. McAleer, Jr.            Name:  Albert O. McCauley
Title: Director                          Title: Director

                                                /s/ Richard L. Player, Jr.
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Name:  J. Holmes Morrison                Name:  Richard L. Player, Jr.
Title: Director                          Title: Director

       /s/ C. Edward Pleasants                  /s/ Nido R. Qubein
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Name:  C. Edward Pleasants               Name:  Nido R. Qubein
Title: Director                          Title: Director

       /s/ E. Rhone Sasser                      /s/ Jack E. Shaw
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Name:  E. Rhone Sasser                   Name:  Jack E. Shaw
Title: Director                          Title: Director

       /s/ Harold B. Wells
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Name:  Harold B. Wells
Title: Director